1940 Act File No. 8115476
                                                       1933 Act File No. 3320309

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                           Pre-Effective Amendment No.                      |_|

                        Post-Effective Amendment No. 13                     |X|

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        |X|
                                     OF 1940

                         Post-Effective Amendment No.13                     |X|

                          LORD ABBETT GLOBAL FUND, INC.
                ------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|X|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 1999

Lord Abbett
Global Funds

            Lord Abbett Global Equity Fund
            Lord Abbett Global Income Fund

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

Class P shares of the Income Fund are currently offered by this prospectus. Class P shares of the Equity fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                                Table of Contents

                                   The Funds                                Page

   Information about the goal/       Equity Fund                              2
    approach, main risks, past       Income Fund                              4
performance, fees and expenses

                                 Your Investment

      Information for managing       Purchases                                8
             your fund account       Opening Your Account                     10
                                     Redemptions                              11
                                     Distributions and Taxes                  11
                                     Services For Fund Investors              12
                                     Sales Charges and Service Fees           13
                                     Management                               14

                              For More Information

          How to learn more          Other Investment Techniques              15
            about the funds          Glossary of Shaded Terms                 15
                                     Recent Performance                       24

                              Financial Information

    Financial highlights of          Equity Fund                              18
              each fund and          Income Fund                              20
        broker compensation

How to learn more about the          Back Cover
funds and other Lord Abbett
funds

                               Global Equity Fund

                                                     Symbols:    CLASS A - LAGEX
                                                                 CLASS B - LAGBX
                                                                 CLASS C - LAGCX

GOAL / APPROACH

      The fund seeks long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration.

      To pursue its goal, the fund primarily invests in the common stocks of domestic and foreign companies in sound financial condition which are expected to show above-average price appreciation. Under normal circumstances, the fund will invest its total assets in domestic and foreign securities with at least 65% of such assets invested in equity securities primarily traded in at least three countries (including the United States).

      The fund may take a temporary defensive position by investing in domestic securities or in securities primarily traded in fewer than three foreign countries or in debt securities to a greater extent than 35% of the fund's total assets. This could prevent the fund from realizing its investment objective.

MAIN RISKS

      Investment in the fund requires consideration of certain factors that are not normally involved in investments in U.S. securities. Generally most of the assets of the fund will be denominated or traded in foreign currencies.

      An investment in each fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in each fund, but you also have the potential to make money.

We or the funds refers to Lord Abbett Income Fund ("Income Fund") or Lord Abbett Equity Fund ("Equity Fund"). Each fund is a portfolio of Lord Abbett Global Fund, Inc. (the "company"), which operates through its officers under the supervision of its Board, with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About each fund. Each fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Foreign Securities. Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describe the other investment strategies used by the funds and their risks.


2 The Funds

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

--------------------------------------------------------------------------------
      The table below shows a comparison of the fund's class A and C average annual total return to that of the Morgan Stanley World Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                                   1 Year   5 Years  10 Years Inception(i)

A                                        0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
B                                        0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
C                                        0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
Morgan Stanley World Index(ii)           0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------
                                         Class A   Class B      Class C  Class P

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                5.75%   none          none     none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(See "Purchases")                         none    5.00%(2)(5)  1.00%(3)  none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses
deducted from fund assets) (as a % of average net assets)(1)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.75%   0.75%         0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)  0.35%   1.00%         1.00%     0.45%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.25%   0.25%         0.25%     0.00%
--------------------------------------------------------------------------------
Total Operating Expenses                  1.20%   1.85%         1.85%     0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $560             $750            $000            $000
--------------------------------------------------------------------------------
Class B shares(5)     $660             $810            $000            $000
--------------------------------------------------------------------------------
Class C shares        $260             $510            $000            $000
--------------------------------------------------------------------------------
Class P shares        $000             $000            $000            $000
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $560             $750            $000            $000
--------------------------------------------------------------------------------
Class B. shares(5)    $160             $510            $000            $000
--------------------------------------------------------------------------------
Class C shares        $160             $510            $000            $000
--------------------------------------------------------------------------------
Class P shares        $000             $000            $000            $000
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are as follows: A - 9/30/88; B -8/1/96; and C - 8/1/96.

(ii) Performance for the Morgan Stanley World Index does not reflect transaction costs or management fees.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before 1st anniversary of purchase, declining to 1% before 6th anniversary and eliminated on and after 6th anniversary.

(3)   1.00% if shares are redeemed before 1st anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.25%- class A; 0.75%- classes B and C; and 0.20%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                   The Funds 3

                               Global Income Fund

                                                     Symbols:    CLASS A - LAGIX
                                                                 CLASS B - LAIBX
                                                                 CLASS C - GBLAX

GOAL / APPROACH

      The fund seeks high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.

      To pursue its goal, the fund primarily invest in high-quality debt securities. These high-quality debt securities consist of those securities rated within one of the two highest grades assigned by Standard & Poor's Ratings Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"). Under normal circumstances, the fund will invest its total assets in domestic and foreign securities with at least 65% of such assets invested in long-term debt securities primarily traded in at least three countries (including the United States).

     While the fund does not speculate in spot foreign exchange currency markets, from time to time, the fund may invest in forward foreign exchange contracts as a cost effective means of accessing a country's short - interest rate yield curve.

      The fund may take a temporary defensive position by investing in domestic securities or in securities primarily traded in fewer than three foreign countries or in equity or short-term debt securities to a greater extent than 35% of the fund's total assets. Consequently, the market prices of long-term debt securities tend to be more volatile than those of short-term debt securities when interest rates change. This could prevent the fund from realizing its investment objective.

MAIN RISKS

   Investment in the fund requires consideration of certain factors that are not normally involved in investments in U.S. securities. Generally, most of the assets of the fund will be denominated or traded in foreign currencies.

   An investment in each fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in each fund, but you also have the potential to make money.

Foreign Securities. Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describe the other investment strategies used by the funds and their risks.


4 The Funds

                                                              Global Income Fund

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                                 AWAITING DATA

--------------------------------------------------------------------------------
      The table below shows a comparison of the fund's class A, B, and C average annual total return to that of the J.P. Morgan Global Government Bond Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                                   1 Year   5 Years  10 Years Inception(i)

A                                        0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
B                                        0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
C                                        0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
J.P. Morgan Global Gov't Bond Index(ii)  0.00%    0.00%     0.00%     0.00%
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------
                                          Class A   Class B     Class C  Class P
Shareholder Fees (Fees paid directly
from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                 5.75%    none        none      none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(See "Purchases")                          none     5.00%(2)(5) 1.00%(3)  none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
--------------------------------------------------------------------------------
Management Fees (See "Management")         0.75%    0.75%       0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)   0.35%    1.00%       1.00%     0.45%
--------------------------------------------------------------------------------
Other Expenses (See "Management")          0.25%    0.25%       0.25%     0.25%
--------------------------------------------------------------------------------
Total Operating Expenses                   1.20%    1.85%       1.85%     0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class              1 Year     3 Years        5 Years      10 Years
--------------------------------------------------------------------------------
Class A shares            $580       $810          $1,050       $1,750
--------------------------------------------------------------------------------
Class B shares(5)         $680       $870          $1,180       $1,930
--------------------------------------------------------------------------------
Class C shares            $280       $570          $980         $2,120
--------------------------------------------------------------------------------
Class P shares            $000       $000          $000         $000
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares            $580        $450          $570          $900
--------------------------------------------------------------------------------
Class B shares(5)         $180        $570          $980          $1,930
--------------------------------------------------------------------------------
Class C shares            $180        $570          $980          $2,120
--------------------------------------------------------------------------------
Class P shares            $000        $000          $000          $000
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------

(i) The dates of inception for each class are as follows: A -9/30/88; B-8/1/96; and C -7/15/96.

(ii) Performance for the unmanaged J.P. Morgan's Global Government Bond Index does not reflect transaction costs or management fees.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before 1st anniversary of purchase, declining to 1.00% before 6th anniversary and eliminated on and after 6th anniversary.

(3)   1.00% if shares are redeemed before 1st anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.35%- class A; 0.75%- classes B and C; and 0.20- class P) are paid on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                      The Fund 5

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares, classes A, B, C and P for each fund. Although a fund may have more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(Equity Fund only)

--------------------------------------------------------------------------------
                        As a % of          As a % of       To Compute Offering
Your Investment      Offering Price     Your Investment  Price of Divide NAV by
--------------------------------------------------------------------------------

Less than $50,000        5.75%               6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%               4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%               3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%               2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%               2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(Income Fund Only)
--------------------------------------------------------------------------------
                        As a % of          As a % of       To Compute Offering
Your Investment      Offering Price     Your Investment  Price of Divide NAV by
--------------------------------------------------------------------------------

Less than $50,000        4.75%               4.99%                .9525
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%               4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%               3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%               2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%               2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                        1.0000
--------------------------------------------------------------------------------

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for with such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o     normally offered with a front- end sales charge

Class B

o no front-end sales charge, how-ever, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


6 Your Investment

Reducing Your Class A Front-End Sales Charges. Class A shares maybe purchased at a discount if you qualify under either of the following:

o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends and distributions are not included. A statement of intention can be backdated~90 days. Current holding under rights of accumulation can be included in a statement of intention.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

o     purchases of $1 million or more *

o     purchases by Retirement Plans with at least 100 eligible employees *

o     purchases under a Special Retirement Wrap Program *

o purchases made with dividends and distributions on class A shares of another Eligible Fund

o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for class A shares

o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

o     purchases under a Mutual Fund Advisory Program

o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

The class A share CDSC generally will be waived for the following:

o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

*     These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

CDSC regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order:

1.    shares acquired by reinvestment of dividends and capital gains

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anni-versary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.

(Class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under opening your account.


                                                               Your Investment 7

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of             Contingent Deferred Sales Charge
the day on which the          on redemptions (as a % of amount
purchase order was accepted   subject to charge)

On                     Before
--------------------------------------------------------------------------------
                       1st                        5.0%
--------------------------------------------------------------------------------
1st                    2nd                        4.0%
--------------------------------------------------------------------------------
2nd                    3rd                        3.0%
--------------------------------------------------------------------------------
3rd                    4th                        3.0%
--------------------------------------------------------------------------------
4th                    5th                        2.0%
--------------------------------------------------------------------------------
5th                    6th                        1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                            None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day after to a purchase or a prior anniversary.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

      The class B share CDSC generally will be waived under any one of the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                       $1,000

      o     Individual Retirement Accounts and
            403(b) Plans under the Internal Revenue Code            $250

      o     Uniform Gift to Minor Account                           $250

Important information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications, In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.


8 Your Investment

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Each fund expects that its dividends from investment income will be tax exempt and expects to pay such dividends to shareholders monthly. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


                                                             Your Investment 9

      The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of                Tax rate for            Tax rate for
distribution           15% bracket             28% bracket or above
--------------------------------------------------------------------------------
Income                                         Ordinary Income
dividends              15%                     Rate
--------------------------------------------------------------------------------
Short-term                                     Ordinary Income
capital gains          15%                     Rate
--------------------------------------------------------------------------------
Long-term
capital gains          10%                     20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

   Invest-A-Matic    You can make fixed, periodic investments ($50 minimum)
   (Dollar-cost      into your fund account by means of automatic money
   averaging)        transfers from your bank checking account. See the
                     attached application for instructions.

   Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund. ($50 minimum)

For selling shares

   Systematic        You can make regular withdrawals from most Lord Abbett
   Withdrawal        funds. Automatic cash withdrawals can be paid to you from
   Plan ("SWP")      your account in fixed or variable amounts. To establish a
                     plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

   Class B shares    The CDSC will be waived on redemptions of up to 12% of
                     the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

   Class B and       Redemption proceeds due to a SWP for class B and class C
   C shares          shares will be redeemed in the order described under
                     "Contingent Deferred Sales Charges" under "Purchases."
--------------------------------------------------------------------------------

Taxes on transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


10 Your Investment

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives of the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities that are primarily intended to result in the sale of such class A

12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it. A fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                              Your Investment 11
      and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage the company's investments. Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, heads the team, the senior members of which are Christopher Taylor, Deputy Managing Director of Fuji Investment Management Co. (Europe), Ltd. ("Fuji") serves as portfolio manager of the Equity fund. Timothy W. Horan and Jerald M. Lanzotti assist Mr. Brown on the Income fund.


12 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the funds and their risks.

      Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. The fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. each underlying fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

      Diversification. Each fund is a diversified fund, which means that with respect to 3/4 of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (Name of fund is a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. This may expose the fund to greater risk.)

      Foreign Currency Hedging Techniques. Although the funds do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the fund's return could be reduced.

      Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

      Repurchase Agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.


                                                         For More Information 13

GLOSSARY OF SHADED TERMS

Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions". Lord Abbett Distributor is an Authorized Institution.

Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) the has the legal capacity to act on the half of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on Lord Abbett Distributor's behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe

      Executor of the Estate of
      John W. Doe

      [Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
      NAME OF GUARANTOR

      /s/ [ILLEGIBLE]
      -------------------------
           AUTHORIZED SIGNATURE
      (960)           X9003 70
      SECURITIES TRANSFER AGENT
      MEDALLION PROGRAM)(TM)
                            SR

o     In the case of the corporation - ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
      NAME OF GUARANTOR

      /s/ [ILLEGIBLE]
      -------------------------
           AUTHORIZED SIGNATURE
      (960)           X9003 70
      SECURITIES TRANSFER AGENT
      MEDALLION PROGRAM)(TM)
                             SR


14 For More Information
      her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

[INSERT To FOLLOW]

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix it are on-going, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.

Euro. On January 1, 1999, the eleven member states of the European Union converted to a common currency, known as the "Euro." Each fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate euro-related information from and after January 1, 1999. While euro-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful and, accordingly, each fund may be adversely affected.


                                                       For More Information 15

                                                              Global Equity Fund

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Class A Shares
                                       ---------------------------------------------------------------------------------------------
                                                                    Year Ended December 31,
Per Share Operating Performance:            1998             1997               1996              1995               1994
Net asset value, beginning of period                        $12.55             $11.96            $11.55            $12.44
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                  .07(b)             .07               .16               .10
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                                   .90                .93               .90              (.1125)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .97               1.00              1.06              (.0125)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                         (.06)              (.07)             (.17)             (.10)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                        (1.11)              (.21)             (.48)             (.7775)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign currency transactions                                (.27)             (.13)            --    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $12.08             $12.55            $11.96            $11.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               7.99%              8.37%             9.19%            (0.09)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver(e)                                1.51%              1.52%             1.63%             1.56%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                                   1.51%              1.52%             1.63%             1.56%
------------------------------------------------------------------------------------------------------------------------------------
 Net investments income                                       0.57%              0.54%             1.31%              .79%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Class B Shares                                 Class C Shares
                                              Year Ended December 31,                         Year Ended December 31,
                                    ----------------------------------------------   -----------------------------------------------
Per Share Operating Performance:          1998           1997         1996(c)           1998          1997            1996(c)
Net asset value, beginning of period                   $12.53          $12.30                         $12.54        $12.31
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment income (loss)                            (.02)(b)        (.01)                          (.01)(a)       .00
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                              .89             .58                            .90           .57
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .87             .57                            .89           .57
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                   --              --                              (.01)        --
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gain                       (1.11)           (.21)                         (1.11)         (.21)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign currency
------------------------------------------------------------------------------------------------------------------------------------
transactions                                             (.26)           (.13)                          (.26)         (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.03          $12.53                         $12.05        $12.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                          7.19%           4.56%(d)                       7.34%         4.64%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                             2.23%            .83%(d)                       2.14%          .83%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (.16%)          (.16%)(d)                      (.06%)        (.11%)(d)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                                     -----------------------------------------------------------------------------------------------
Supplemental Data For All Classes:    1998             1997                  1996                 1995                1994
Net assets, end of period (000)                      $80,820               $92,164              $84,731             $83,739
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                99.05%               81.97%                83.32%              75.39%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of front-end sales or contingent deferred sales charges.

(b)   Calculated using average shares during the period.

(c)   Commencement of operations of Class shares: B and C - August 1, 1996.

(d)   Not annualized.

(e) The ratios for 1997 include expenses paid through an expense offset arrangement.

      The Fund had only one class of shares prior to July 12, 1996. That class of shares is now designated class A shares.

      See Notes to Financial Statements.


16 Financial Information

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Morgan Stanley World Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

                                 AWAITING DATA

--------------------------------------------------------------------------------
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending December 31, 1998

                          1 Year            5 Years      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                0.00%             0.00%             0.00%
--------------------------------------------------------------------------------
Class B(3)                0.00%             0.00%             0.00%
--------------------------------------------------------------------------------
Class C(1)                0.00%             0.00%             0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to class A shares.

(2) Performance numbers for the unmanaged Morgan Stanley World (Source: Lipper Analytical Services Inc.) index does not reflect transaction costs or management fees.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute such return.

(4)   Performance numbers reflect the deduction of the applicable CDSC.


                                                        Financial Information 17

                                                              Global Income Fund

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Class A Shares
                                      ----------------------------------------------------------------------------------------------
                                                                    Year Ended December 31,
Per Share Operating Performance:            1998             1997               1996              1995               1994
Net asset value, beginning of period                         $8.34              $8.58             $7.98             $9.02
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .51(b)             .53               .77               .65
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                                  (.18)              (.04)              .6138            (.9603)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .33                .49              1.3838            (.3103)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                         (.51)              (.61)             (.6613)           (.6035)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                        --                 --                --                --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from paid-in capital            (.07)            --                --                 (.1262)
------------------------------------------------------------------------------------------------------------------------------------
 Distributionsfrom foreign currency transactions               --                 (.12)             (.1225)         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $8.09              $8.34             $8.58             $7.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               4.23%              6.12%            17.86%            (3.40)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver(e)                                1.10%              1.04%             1.04%             1.02%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                                   1.10%              1.04%             1.04%             1.02%
------------------------------------------------------------------------------------------------------------------------------------
 Net investments income                                       6.29%              6.52%             7.60%             7.72%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               Class B Shares                                     Class C Shares

                                          Year Ended December 31,                             Year Ended December 31,
Per Share Operating Performance:     1998            1997         1996(c)            1998            1997            1996(c)
Net asset value, beginning of period                $8.34           $8.24                              $8.34         $8.14
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment income                                .45(b)          .23                                .45(b)        .21
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                         (.18)            .22                               (.18)          .37
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .27             .45                                .27           .58
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                (.46)           (.23)                              (.46)         (.26)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders from paid
------------------------------------------------------------------------------------------------------------------------------------
  capital                                            (.06)          --                                  (.06)        --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign currency
------------------------------------------------------------------------------------------------------------------------------------
  transactions                                      --               (.12)                             --             (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.09           $8.34                              $8.09         $8.34
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                      3.49%           5.58%(d)                           3.48%         7.43%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                         1.78%            .73%(d)                           1.77%          .87%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               5.57%           2.11%(d)                           5.62%         2.69%(d)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                                    ------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:    1998             1997                  1996                 1995                1994
Net assets, end of period (000)                      $148,785              $202,494             $238,291            $249,490
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               616.63%              621.79%             1,073.69%           1,230.20%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of front-end sales or contingent deferred sales charges.

(b)   Calculated using average shares during the period.

(c) Commencement of operations of Class shares: B- August 1, 1996, and C - July 15, 1996.

(d)   Not annualized.

(e) The ratios for 1997 include expenses paid through an expense offset arrangement.

      The Fund had only one class of shares prior to July 12, 1996. That class of shares is now designated class A shares.

      See Notes to Financial Statements.


18 The Funds

                                                              Global Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the J.P. Morgan Global Government Bond Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

                                 AWAITING DATA

--------------------------------------------------------------------------------

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending December 31, 1998

                      1 Year          5 Years    10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)             0.00%                            0.00%
--------------------------------------------------------------------------------
Class B(3)             0.00%                            0.00%
--------------------------------------------------------------------------------
Class C(1)             0.00%                            0.00%
--------------------------------------------------------------------------------

(1) Data reflects the deduction of the maximum initial sales charge of 4.75% applicable to class A shares.

(2) Performance numbers for the unmanaged J.P. Morgan Global Government Bond Index (Source: Bloomberg LLP) does not reflect transaction costs or management fees.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75%, with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute such return.

(4)   Performance numbers reflect the deduction of the applicable CDSC.


                                                      Financial Information 19

COMPENSATION FOR YOUR DEALER - Global Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                  FIRST YEAR COMPENSATION
                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance / concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.


20 Financial Information

COMPENSATION FOR YOUR DEALER - Global Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                FIRST YEAR COMPENSATION
                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                          4.75%                 4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                         4.75%                 4.25%                 0.25%                  4.49%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                        3.75%                 3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,00 - $499,999                         2.75%                 2.50%                 0.25%                  2.74%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                        2.00%                 1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plan - 100 or more eligible employees(3) or
------------------------------------------------------------------------------------------------------------------------------------
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    none                     0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    none                     0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    0.65%                    0.25%                  0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    0.25%                    0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance / concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchase at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of class C shares for fixed-income series, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such series' shares. CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.



                                                                  The Funds 21

                       THIS PAGE INTENTIONALLY LEFT BLANK

                              For More Information

      More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and each fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

      Equity Fund

      Income Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      -----------------------
      SEC file number: 811-3942
--------------------------------------------------------------------------------

To obtain information:

By telephone. Call the funds at 800-426-1130

By mail. Write to the funds at: The Lord Abbett Family of Funds 767 Fifth Avenue New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co. http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LORD ABBETT

Statement of Additional Information                                  May 1, 1999

                                Global Fund, Inc.

This Statement of Additional Information is not a prospectus. A prospectus for Lord Abbett Global Fund, Inc. (the "fund"or "we") may be obtained from your securities dealer or form Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the prospectus dated May 1, 1999.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 500,000,000 shares of the Equity fund and 500,000,000 shares of the Income fund have been authorized at $0.001 par value. Both funds consist of form classes (A, B, C and P ). The Board of Directors will allocate these authorized shares among the classes of each fund from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one fund exists, each fund must be preferred over all other funds in respect of assets specifically allocated to such funds.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                TABLE OF CONTENTS                                 Page

            1.  Investment Policies                               2
            2.  Directors and Officers                            6
            3.  Investment Advisory and Other Services            9
            4.  Portfolio Transactions                            11
            5.  Purchases, Redemptions and Shareholder Services   12
            6.  Past Performance                                  19
            7.  Taxes                                             20
            8.  Information About the Fund                        21
            9.  Financial Statements                              21
            10.  Appendix                                         22

                                       1.
                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. Neither fund may: (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the funds' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that a fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Equity fund, buy securities of one issuer representing more than
(i) 5% of the Equity funds' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Neither fund may: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a funds' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the fund or by one or more partners or members of a funds' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such funds' total assets (included within such limitation, but not to exceed 2% of such funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the funds' prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the funds' common stock.

The Income fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

Although it has no current intention to do so, the fund may invest in financial futures and options on financial futures.

Portfolio Turnover Rate

For the fiscal years ended December 31, 1998, 1997 and 1996 the portfolio turnover rates were _____%, 99.05% and 81.97% for the Equity fund, and _____%, 616.63% and 621.79% for the Income fund, respectively.

Foreign Currency Hedging Techniques

The fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the funds' portfolio securities denominated in such foreign currency or, in the alternative, the fund may use a cross-hedging technique whereby it sells another currency which the fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Foreign Currency Put and Call Options. The fund may also purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies, including those of most of the developed countries. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to a limit of 5% of each funds' net assets illiquid securities.

A call option written by the fund gives the purchaser, upon payment of a premium, the right to purchase from the fund a currency at the exercise price until the expiration of the option. The fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the fund or in such cross currency (referred to above) to cover such call writing.

Investment Techniques

The fund intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the funds' current intention that no more than 5% of each funds' net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the fund intends to use them to reduce risk and volatility in its portfolios.

Covered Call Options. Each fund may write covered call options on securities it owns ("call options"), provided that the securities held to cover such call options do not represent more than 5% of a funds' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying stock beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Each fund will not use call options on individual equity securities traded on foreign securities markets.

The funds' custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by SEC Release 10666 and any SEC staff interpretations thereof with respect to each funds' assets committed to (a) forward foreign currency contracts and (b) cross hedges. If the value of the segregated securities declines, additional cash, equity and debt securities consistent with the funds' policies and such SEC requirements will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the funds' commitments with respect to such forward contracts and cross hedges.

Rights and Warrants. Each fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the fund' s net assets, may be warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Repurchase Agreements. Each fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the fund have a total value in excess of the value of the repurchase agreement. Each fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the each fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Each fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the fund to present minimal credit risks. Each fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Lending Portfolio Securities

Each fund may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 15% of each funds' total assets. Each funds' lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing each funds' lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Series may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund.

By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. Each fund will comply with the following conditions whenever it lends securities: (i) the funds must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the funds must be able to terminate the loan at any time; (iv) the funds must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the funds may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the funds' Board of Directors must terminate the loan and regain the right to vote the securities.

INCOME FUND ONLY

When-Issued Transactions

As stated in the prospectus, the Income fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Income fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Income fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Income fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of some or all of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner, Inc. Formerly, Acting Chief Exective Officer of Courtroom Television Network (1997-1998). Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, (1997-1998) President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial firm of Bush-O'Donnell & Company. Age 60

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, Gerneral Partner of the The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart , an executive search consulting firm. Currently serves as Director of ACE, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the funds' outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the fund associated with Lord Abbett and no officer of the fund received any compensation from the fund for acting as a director or officer.

                   For the Fiscal Year Ended December 31, 1998

        (1)                  (2)                 (3)                    (4)
                                            Pension or           For Year Ended
                                            Retirement Benefits  December 31, 1998
                                            Accrued by the       Total Compensation
                          Aggregate         fund and             Accrued by the fund and
                          Compensation      Twelve Other Lord    Twelve Other Lord
                          Accrued by        Abbett-sponsored     Abbett-sponsored
Name of Director          the fund(1)       funds(2)             funds(3)
E. Thayer Bigelow         $                 $                    $
William H.T. Bush*        $                 $                    $
Robert B. Calhoun, Jr.*   $                 $                    $
Stewart S. Dixon          $                 $                    $
John C. Jansing           $                 $                    $
C. Alan MacDonald         $                 $                    $
Hansel B. Millican, Jr.   $                 $                    $
Thomas J. Neff            $                 $                    $

*     Elected as of August 13, 1998

**    Elected as of June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored funds for the 12 months ended December 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the fund as of December 31, 1998 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $--------; Mr. Dixon, $--------; Mr. Jansing, $--------; Mr. MacDonald, $-------; Mr.
      Millican, $------- and Mr. Neff, $------. If the amounts deemed invested in fund shares were added to each director's actual holdings of fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, ---- shares; Mr. Dixon, ------- shares; Mr. Jansing, ------- shares; Mr. MacDonald, ------- shares; Mr. Millican, ----- shares; and Mr. Neff, ------ shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents

Zane E. Brown, age 47

Timothy W. Horan, age 43 (with Lord Abbett since 1996 - formerly Senior Manager of Credit Suisse; prior thereto Vice President of Aubrey G. Lanston & Co.)

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly vice president and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Jerald M. Lanzotti, age 30 (with Lord Abbett since 1996 - formerly an Associate of Deutsche Morgan Grenfell/C.J. Lawrence Inc.)

Robert G. Morris, age 54

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

Fernando Saldanha, age 45 (with Lord Abbett since 1998 - formerly Senior Financial Officer at World Bank from 1988)

John J. Walsh, age 62

Treasurer

Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The funds' By-Laws provide that the fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the fund.

As of April 1, 1998, our officers and directors, as a group, owned less than 1% of our outstanding shares. As of April 1, 1999 there were no record holders of 5% or more of the funds' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the funds' investment manager. Seven of the twelve general partners of Lord Abbett are officers and/or directors of the fund, as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, , Robert G. Morris, E. Wayne Nordberg and J ohn J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under " Management" in the prospectus. Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% for the Equity fund and .50 of 1% for the Income fund. Notwithstanding the above, Lord Abbett may, but is not required to, waive its fee or directly pay all or any portion of the expenses of either fund not expressly assumed by Lord Abbett under the Management Agreement.

The expense ratios for 1998, 1997 and 1996 were as follows:

                      1998               1997                  1996
                      ----               ----                  ----

                  A     B    C      A      B     C          A    B*    C*
                  -     -    -      -      -     -          -    --    --

Income                            1.10%  1.78%  1.77%     1.04%  .73%   .87%
Equity                            1.51%  2.23%  2.14%     1.52%  .83%   .83%


* not annualized

We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

There is a Sub-Investment Management Agreement (the "New Agreement") with respect to the Equity fund between Lord Abbett and Edinburgh fund Managers plc(the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to that portion of the Equity funds' assets invested in countries other than the United States, as more particularly described in the prospectus.

The Sub-Adviser provides international investment research and advisory services to private and institutional clients, investment trusts, pension clients and unit trusts both in the United Kingdom and overseas. The Sub-Adviser currently manages approximately $10 billion, and its investment and administrative staffs have substantial global investment management experience.

Securities held by either of the funds may also be held by other funds or investment advisory clients for which Lord Abbett or the Sub-Adviser (in the case of the Equity fund) or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by Lord Abbett or the Sub-Adviser (in the case of the Equity fund) for the fund or for other funds or clients for which they render investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, the Sub-Adviser (in the case of the Equity fund) or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent accountants of the fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the funds' custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the fund to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The funds' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Directors of the fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.
                             Portfolio Transactions

With respect to the Income fund, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Income fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions and taking into account the full range and quality of the brokers' services. With respect to the Equity fund, consistent with obtaining best execution, we may pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the Equity fund, the selection is made by the Sub-Adviser. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the funds' portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include such factors as showing the fund trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-part suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the fund; conversely, such services furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their management of the fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended December 31, 1998, 1997, and 1996 , the fund paid total commissions to independent broker-dealers of $ -----------, $414,606, and $372,219, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The fund values its portfolio securities at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities that are not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked price. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how each fund values its shares for the purchase and redemption or repurchase of its shares is briefly described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, each Series calculates its net asset value and is otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors of the fund. The Board of Directors will monitor, on an ongoing basis, the funds' method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the funds' calculation of net asset values unless the funds' Directors determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The maximum offering prices of each funds' Class A shares on December 31, 1998 were computed as follows:

                                                      Equity          Income
                                                      Series          Series

Net asset value per share (net assets
  divided by shares outstanding) .................... $____           $____

Maximum offering price per share (net asset
  value divided by .9425 and .9525,
  respectively) ..................................... $____           $____

The fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the fund and to make reasonable efforts to sell fund shares, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years Lord Abbett, as the funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                   Equity fund
                             Year Ended December 31,

                          1998        1997              1996
                          ----        ----              ----

Gross sales charge      $_______    $200.054          $ 310,158
Amount allowed
      to dealers        $_______    $170,647          $ 267,318
                                                       -------
Net commissions
    received by

    Lord Abbett         $_______    $ 29,407             42,840
                                                         ======

                                 Income fund
                           Year Ended December 31,

                        1998           1997              1996
                                       ----              ----
Gross sales charge      $____        $75,727          $ 172,464

Amount allowed
      to dealers        $------      $65,169          $ 148,333
Net commissions
    received by
    Lord Abbett         $------      $24,131          $ 43,332
                        =======      =======          ========

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class A, B, C and P Rule 12b-1 Plans. As described in the prospectus, the fund has adopted on behalf of each class of each fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act: the "A Plans," the "B Plans" , "C Plans," and "P Plans", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each fund.

The fees payable under the A Plan, B Plan and C Plan are described in the prospectus. For the fiscal year ended December 31, 1998 fees paid to dealers under the A Plans for the Equity fund and Income fund were $ ----- and $-------, respectively.

For the period ending December 31, 1998, fees paid to dealers under the B Plans for the Equity fund and Income fund were $------ and $-------, respectively.

For the period ending December 31, 1998 for the Equity fund and for the period ending December 31, 1998 for the Income fund, fees paid to dealers under the C Plans were $------ and $-------, respectively.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Contingent Deferred Sales Charge

Which the Purchase Order Was Accepted on Redemptions (As % of Amount Subject to Charge)

Before the 1st 5.0%
On the 1st, before the 2nd 4.0%
On the 2nd, before the 3rd 3.0%
On the 3rd, before the 4th 3.0%
On the 4th, before the 5th 2.0%
On the 5th, before the 6th 1.0%
On or after the 6th anniversary   None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the funds' Class C shares.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings,
(ii) in connection with mandatory distribution under 403(b) plans and IRAs and
(iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each funds' shares. Exchanges are based on relative net asset values on the day instructions are received by the fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares pursuant to the purchase option in (g) above. Lord Abbett may suspend, change or terminate this purchase option in (g) above at any time. We plan to terminate this net asset value transfer privilege in (g) on June 1, 1997. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the fund and/or any other Eligible fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived for redemptions of 12% or less per year. For redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian except in the case of 401 (k) plans and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each fund computes the average annual compounded rate of total return for each Class of shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% in the case of the Equity fund and 4.75% in the case of the Income fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of each fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares of each fund, the 1.0% CDSC is applied to each fund' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the funds' average annual compounded rates of total return for the last one-, five-year and life-of-the-funds' period ending on December 31, 1998 for the Equity fund were as follows: ------%, ----- % and -----% for the funds' Class A shares, respectively. For the funds' Class B shares, the average annual compounded rates of total return for the last one-year period and life-of-the-fund period ending on December 31, 1998 were: ----% and -----%, respectively. For the funds' Class C shares, the average annual compounded rates of total return for the last one-year period and life-of-the-funds period ending on December 31, 1998 were:
----% and ----%, respectively.

Using the computation method described above, the funds' average annual compounded rates of total return for the last one-, three- and five-year period and life-of-the-fund period ending on December 31, 1998 for the Income fund were as follows: .-----%, -----% and -----% for the funds' Class A shares, respectively. For the funds' Class B shares, the average annual compounded rates of total return for the last one-year period and life-of-the-funds period ending on December 31, 1998 were: -----% and -----%, respectively. For the funds' Class C shares, the average annual compounded rates of total return for the last one-year period and life-of-the-funds period ending on December 31, 1998 were:
------% and ------%, respectively.

Our yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take each funds' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of such funds' shares outstanding during the period that were entitled to receive dividends and (ii) such funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on such funds' net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 1998, the yield for the Class A, B and C shares of the Income fund were ------%, -----% and -----%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by a fund or repurchased or otherwise sold may be more or less than a shareholder's tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of fund shares which a shareholder has held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which were received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the fund will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

As described in the prospectus, the fund may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of either of the funds consist of stock or securities of foreign corporations, such funds may elect to treat foreign income taxes paid by the funds as having been paid directly by its shareholders. If a fund qualifies for and makes such an election, the shareholders of such fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by such fund and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by a fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by a fund may be required to treat a portion of dividends received from such fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a fund qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by such fund and (ii) the portion of dividends which represents income from each foreign country.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which the fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for

United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a fund. Such hedging transactions may increase the amount of short-term capital gain realized by such fund, which is taxed as ordinary income when distributed to shareholders'. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each fund' ability to engage in transactions in options and forward contracts.

Gains and losses realized by a fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," that fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on either the fund or its shareholders with respect to deferred taxes arising from such distributions or gains. If the funds' were to invest in a passive foreign investment company with respect to which the funds' elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own fund shares.

                                       8.
                           Information About the fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the funds' Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Global fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                    Appendix

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-0CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C OTHER INFORMATION

Item 23. Exhibits

      (a) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on May 27, 1995. .Articles of Amendment. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on July 11, 1996.

      (b)   By-Laws.

      (c) Instruments Defining Rights of Security Holders. Incorporated by reference.

      (d)   Investment Advisory Contracts. Incorporated by reference.

      (e)   Underwriting Contracts. Incorporated by reference.

      (f) Bonus or Porfit Sharing Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 30, 1997..

      (g)   Custodian Agreements.. Incorporated by reference.

      (h)   Other Material Contracts. Incorporated by reference.

      (i)   Legal Opinions. Incorporated by reference.

      (j)   Other Opinions. Incorporated by reference.

      (k)   Omitted Financial Statements. Incorporated by reference.

      (l)   Initial Capital Agreements. Incorporated by reference.

      (m) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 30, 1997.

      (n)   Financial Data Schedule.

      (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 30, 1998.

Item 24.    Persons Controlled by or Under Common Control with the Fund.

            None.

Item 25.    Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.    Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27.    Principal Underwriter

      (a)   Lord Abbett Affiliated Fund, Inc.

            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett  Mid-Cap Value Fund, Inc.

            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett U.S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Securities Trust
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Adviser

            American Skandia Trust (Lord Abbett Growth and Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal        Positions and Offices
            Business Address(1)       with Registrant
            -------------------       ---------------

            Robert S. Dow             Chairman  and President
            Zane E. Brown             Executive Vice President
            Paul A. Hilstad           Vice President & Secretary
            Daniel E. Carper          Vice President
            Robert G. Morris          Vice President
            John J. Walsh             Vice President

            The other partners who are neither officers nor directors of the Fund are, as follows: Stephen Allen, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin and Robert J. Noelke.

            Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item  28.   Location of Accounts and Records

            Registrant maintains the records required by Rules 31a - 1(a) and
            (b) and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.    Management Services

            None

Item 30.    Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of March, 1999.


                                                BY:   /s/ Thomas F. Konop
                                                      -------------------
                                                      Thomas F. Konop
                                                      Vice President

                                    LORD ABBETT GLOBAL FUND, INC.

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Thomas F. Konop, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                          Title                   Date
----------                          -----                   ----

                                  Chairman, President
/s/ Robert S. Dow*                and Director/Trustee      March 1, 1999
--------------------------        --------------------      -----------------
Robert S. Dow


/s/ E. Thayer Bigelow*            Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
E. Thayer Bigelow


/s/ William H. T. Bush*           Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr*.       Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
Robert B. Calhoun, Jr.


/s/ Stewart S. Dixon*             Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
Stewart S. Dixon


/s/ John C. Jansing*              Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
John C. Jansing


/s/ C. Alan MacDonald*            Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
C. Alan MacDonald


/s/ Hansel B. Millican, Jr*.      Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
Hansel B. Millican, Jr.


/s/ Thomas J. Neff*               Director/Trustee          March 1, 1999
---------------------------       ----------------          -----------------
Thomas J. Neff


*BY: /s/ Thomas F. Konop
     -------------------
     Thomas F. Konop
     Attorney-in-Fact

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                      Lord Abbett Mid-Cap Value Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                          Lord Abbett Securities Trust

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Series Fund, Inc.

                          Lord Abbett Equity Fund, Inc.

                                     BY-LAWS

                                       OF

                          LORD ABBETT GLOBAL FUND, INC.

                                    ARTICLE I

                                     OFFICES

      Section 1. Principal Office. The principal office of the Corporation in Maryland shall be in the City of Baltimore, and the name of the resident agent in charge thereof is the Prentice-Hall Corporation Systems, Maryland.

      Section 2. Other Offices. The Corporation may also have an office in the City and State of New York and offices at such other places as the Board of Directors from time to time determine.

                                   ARTICLE II

                             STOCKHOLDERS MEETINGS

      Section 1. Annual Meetings. The Corporation shall not hold an annual meeting of its stockholders in any fiscal year of the Corporation unless required in accordance with the following sentence. The Chairman of the Board or the President shall call an annual meeting of the stockholders when the election of directors is required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and the Chairman of the Board, the President, a Vice President, the Secretary or any director shall call an annual meeting of stockholders at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting. Any annual meeting of the stockholders held pursuant to the foregoing sentence shall be held at such time and at such place, within the City of New York or elsewhere, as may be fixed by the Chairman of the Board or the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote, as the case may be, and as may be stated in the notice setting forth such call, provided that any stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. Any meeting of stockholders held in accordance with this
Section 1 shall for all purposes constitute the annual meeting of stockholders for the fiscal year of the Corporation in which the meeting is held and, without limiting the generality of the foregoing, shall be held for the purpose of (a) acting on any such matter or matters so required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and (b) electing directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies which result from any cause, and for transacting such other business as may properly be brought before the meeting. Only such business, in addition to that prescribed by law, by the Articles of Incorporation and by these By-laws, may be brought before such meeting as may be specified by resolution of the Board of Directors or by writing filed with the Secretary of the Corporation and signed by the Chairman of the Board or by the President or by a majority of the directors or by stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting.

      Section 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be held upon call of the Chairman of the Board or by a majority of the Board of Directors, and shall be called by the Chairman of the Board, the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting, at such time and at such place where an annual meeting of stockholders could be held, as may be fixed by the Chairman of the Board, the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and so entitled to vote, as the case may be, and as may be stated in the notice setting forth such call. Such request shall state the purpose or purposes of the proposed meeting, and only such purpose or purposes so specified may properly be brought before such meeting.

      RESOLVED, that a paragraph be added to Section 2 of Article II of the By-Laws of the Corporation, to read as follows:

      "The Board of Directors shall promptly call a special meeting of the stockholders of the Corporation for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not loss than lot of the stock of the Corporation outstanding and entitled to vote. Whenever ten or more stockholders of the Corporation, who have been stockholders for at least six months and hold shares having a net asset value of at least $25,000 or representing at least 1% of the outstanding stock of the Corporation, shall state in writing their desire to communicate with other stockholders with a view to obtaining signatures to request a meeting of stockholders, accompanied by a form of the proposed communication, the Board of

Directors shall, within five business days, either (i) give applicants access to a list of the names and addresses of all stockholders of record or (ii) inform then of the approximate number of stockholders of record and the approximate cost of sailing such communication to such stockholders. If the Board of Directors elects to follow the course specified in the foregoing clause (ii), the board, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books of the Corporation, unless within five business days after such tender the Board of Directors shall mail to such ten or more stockholders and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. If the Securities and Exchange Commission enters an order refusing to sustain any such objections or stating that all objections sustained have been met, the Board of Directors shall mail copies of such materials to all stockholders of record with reasonable promptness."

      Section 3. Notice of Meetings. Written or printed notice of every annual or special meeting of stockholders, stating the time and place thereof and the general nature of the business proposed to be transacted at any such meeting, shall be delivered personally or mailed not less than 10 or more than 90 days previous thereto to each stockholder of record entitled to vote at the meeting at his address as the same appears on the books of the Corporation. Meetings may be held without notice if all of the stockholders entitled to vote are present or represented at the meeting, or if notice is waived in writing, either before or after the meeting, by those not present or represented at the meeting. No notice of an adjourned meeting of the stockholders other than an announcement of the time and place thereof at the preceding meeting shall be required.

      Section 4. Quorum. The presence in person or by proxy of the holders of a third of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation and except that where the holders of the Shares of any Class are entitled to a separate vote as a Class (a "Separate Class") or where the holders of Shares of two or more (but not all) Classes are required to vote as a single Class (a "Combined Class"), the presence in person or by proxy of the holders of a majority of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holder of a majority of the Shares of all Classes, such Separate Class of such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all Classes, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of a majority of the Shares of all Classes or of the affected Class or Classes, as the case may be, which may be required by laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law or the Articles of Incorporation, for action upon any given matter shall not prevent action of such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such matter or matters.

      Section 5. Voting. All elections shall be had and all questions decided by a majority of the votes cast, without regard to Class, at a duly constituted meeting, except as otherwise provided by law or by the Articles of Incorporation or by these By-laws and except that with respect to a question as to which the holders of Shares of any Class or Classes are entitled or required to vote as a Separate Class or a Combined Class, as the case may be, such question shall be decided as to such Separate Class or such Combined Class, as the case may be, by a majority of the votes cast by Shares of such Separate Class or such Combined Class, as the case may be.

        With respect to all Shares having voting rights (a) a shareholder may vote the Shares owned of record by him either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact, provided that no proxy shall be valid after eleven months from its date unless otherwise provided in the proxy and (b) in all elections for directors every shareholder shall have the right to vote, in person or by proxy, the Shares owned of record by him, for as many persons as there are directors to be elected and for whose election he has a right to vote.

                                   ARTICLE III

                               BOARD OF DIRECTORS

      Section 1. General Powers. The property, affairs and business of the Corporation shall be managed by the Board of Directors, provided, however, that the Board of Directors may authorize the Corporation to enter into an agreement or agreements with any person, corporation, association, partnership or other organization, subject to the Board's supervision and control, for the purpose of providing managerial, investment advisory and related services to the Corporation which may include management or supervision of the investment portfolio of the Corporation.

      Section 2. Number, Class Quorum, Election, Term of Office and Qualifications. The Board of Directors of the Corporation shall consist of not less than three or more than fifteen persons, none of whom need be stockholders of the Corporation. The number of directors (within the above limits) shall be determined by the Board of Directors elected from time to time, as it sees fit, by vote of a majority of the whole Board. Directors elected shall consist of one class only. The directors shall be elected at each annual meeting of stockholders and, whether or not elected for a specific term, shall hold office, unless sooner removed, until their respective successors are elected and qualify. One-third of the whole Board, but in no event less than two, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time until a quorum shall have been obtained, when any business may be transacted which might have been transacted at a meeting as originally convened. No notice of an adjourned meeting of the directors other than an announcement of the time and place thereof at the preceding meeting shall be required. The acts of the majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board, except as otherwise provided by law, by the Articles of Incorporation or by these By-laws.

      Section 3. Vacancies. The Board of Directors, by vote of a majority of the whole Board, may elect directors to fill vacancies in the Board resulting from an increase in the number of directors or from any other cause. Directors so chosen shall hold office until their respective successors are elected and qualify, unless sooner displaced pursuant to law or by these By-laws. The stockholders, at any meeting called for the purpose, may, with or without cause, remove any director by the affirmative vote of the holders of a majority of the votes entitled to be cast, and at any meeting called for the purpose may fill the vacancy in the Board thus caused.

      Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place, within or without the State of Maryland, as may from time to time be fixed by Resolution of the Board or as may be specified in the notice of any meeting. No notice of regular meetings of the Board shall be required except as required by the Investment Company Act of 1940, as amended.

      Section 5. Special Meetings. Special meetings of the Board of Directors may be called from time to time by the Chairman of the Board, the President, any Vice President or any two directors. Each special meeting of the Board shall be held at such place, either within or outside the State of Maryland, as shall be designated in the notice of such meeting. Notice of each such meeting shall be mailed to each director, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided in these By-laws or by statute.

      Section 6. Telephonic Conference Meetings. Any meeting of the Board or any committee thereof may be held by conference telephone, regardless where each director may be located at the time, by means of which all persons participating in the meeting can hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting, except where the Investment Company Act of 1940, as amended, specifically requires that the vote of such director be cast in person.

      Section 7. Fees and Expenses. The directors shall receive such fees and expenses for services to the Corporation as may be fixed by the Board of Directors, subject however, to such limitations as may be provided in the Articles of Incorporation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise and receiving compensation therefor.

      Section 8. Transactions with Directors. Except as otherwise provided by law or in the Articles of Incorporation, a director of the Corporation shall not in the absence of fraud be disqualified from office by dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors, at which said contract or transaction is authorized or confirmed, the existence of an interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the

Board of Directors a majority of which, consisting of directors not so interested, shall approve such contract or transaction. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director, or stockholder was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors for the purpose of determining the existence of a quorum. Any contract, transaction or act of the Corporation or of the Board of Directors (whether or not approved or ratified as hereinabove provided) which shall be ratified by a majority of the votes cast at any annual or special meeting at which a quorum is present called for such purpose, or approved in writing by a majority in interest of the stockholders having voting power without a meeting, shall, except as otherwise provided by law, be valid and as binding as though ratified by every stockholder of the Corporation.

      Section 9. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees each such committee to consist of two or more directors of the Corporation, which, to the extent permitted by law and provided in said resolution, shall have and may exercise the powers of the Board over the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the membership of, to fill vacancies in, or to dissolve any such committee.

      Section 10. Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or by any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee.

      Section 11. Waiver of Notice. Whenever under the provisions of these By-laws, or of the Articles of Incorporation, or of any of the laws of the State of Maryland, or other applicable statute, the Board of Directors is authorized to hold any meeting or take any action after notice or after the lapse of any prescribed period of time, a waiver thereof, in writing, signed by the person or persons entitled to such notice or lapse of time, whether before or after the time of meeting or action stated herein, shall be deemed equivalent thereto. The presence at any meeting of a person or persons entitled to notice thereof shall be deemed a waiver of such notice as to such person or persons.

                                   ARTICLE IV

                                    OFFICERS

      Section 1. Number and Designation. The Board of Directors shall each year appoint from among their members a Chairman and a President of the Corporation, and shall appoint one or more Vice Presidents, a Secretary and a Treasurer and, from time to time, any other officers and agents as it may deem proper. Any two of the above-mentioned offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument may be required by law or by these By-laws to be executed, acknowledged or verified by any two or more officers.

      Section 2. Term of Office. The term of office of all officers shall be one year or until their respective successors are chosen; but any officer or agent chosen or appointed by the Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of a majority of the members of the Board then in office.

      Section 3. Duties. Subject to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally appertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

                                    ARTICLE V

                              CERTIFICATE OF STOCK

      Section 1. Form and Issuance. Each stockholder of the Corporation, of a particular Class, shall be entitled upon request, to a certificate or certificates, in such form as the Board of Directors may from time to time prescribe, which shall represent and certify the number of shares of stock of the Corporation of that Class of stock owned by such stockholder. The certificates for shares of stock of the Corporation shall bear the signature, either manual or facsimile, of the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or bear a facsimile of such seal. The validity of any stock certificate shall not be affected if any officer whose signature appears thereon ceases to be an officer of the Corporation before such certificate is issued.

      Section 2. Transfer of Stock. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney, upon surrender for cancellation of a certificate or certificates for a like number of shares, with a duly executed assignment and power of transfer endorsed thereon or attached thereto, or, if no certificate has been issued to the holder in respect of shares of stock of the Corporation, upon receipt of written instructions, signed by such holder, to transfer such shares from the account maintained in the name of such holder by the Corporation or its agent. Such proof for the authenticity of the signatures as the Corporation or its agent may reasonable require shall be provided.

      Section 3. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of any certificate therefore, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock of the same Class, upon the surrender of the mutilated certificate or in the case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft, or destruction; and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give to the Corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificates.

      Section 4. Record Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders, of any Class, entitled to notice of, or vote at, any meeting of stockholders of any Class, or stockholders of any Class for any other proper purpose. Such date, in any case, shall be not more than 90 days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 20 days prior to the date of any meeting of stockholders or the date for payment of any dividend or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders or the date for payment of any dividend or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. If no record date is for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of and with such surety or sureties, as the meeting is mailed or the day 30 days before the meetings, whichever is the closer date to the meeting, and the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted, provided that the payment or allotment date shall not be more than 90 days after the date of the adoption of such resolution.

                                   ARTICLE VI

                                 CORPORATE BOOKS

      The books of the Corporation, except the original or a duplicate stock ledger, may be kept outside the State of Maryland at such place or places as the Board of Directors may from time to time determine. The original or duplicate stock ledger shall be maintained at the office of the Corporation's transfer agent.

                                   ARTICLE VII

                                   SIGNATURES

      Except as otherwise provided in these By-laws or as the Board of Directors may generally or in particular cases authorize the execution thereof, in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Corporation and all endorsements, assignments, transfers, stock powers or other instruments of transfer of securities owned by or standing in the name of the Corporation shall be signed or executed by two officers of the Corporation, who shall be the Chairman, the President or a Vice President and a Vice President, the Secretary or the Treasurer.

                                  ARTICLE VIII

                                   FISCAL YEAR

      The fiscal year of the Corporation shall be established by resolution of the Board of Directors of the Corporation.

                                   ARTICLE IX

                                 CORPORATE SEAL

      The corporate seal of the Corporation shall consist of a flat faced circular die with the word "Maryland" together with the name of the Corporation, the year of its organization, and such other appropriate legend as the Board of Directors may from time to time determine, cut or engraved thereon. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                    ARTICLE X

                                 INDEMNIFICATION

      As part of the consideration for agreeing to serve and serving as a director of the Corporation, each director of the Corporation shall be indemnified by the Corporation against every judgement, penalty, fine, settlement, and reasonable expense (including attorneys' fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director's service in that capacity or status as such, and the amount of every such judgement, penalty, fine, settlement and reasonable expense so incurred by the director shall be paid by the Corporation or, if paid by the director, reimbursed to the director by the Corporation, subject only to the conditions and limitations imposed by the applicable provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland and by the provisions of Section 17(h) of the United States Investment Company Act of 1940 as interpreted and as required to be implemented by Securities and Exchange Commission Release No. IC-1330 of September 4, 1980. The foregoing shall not limit the authority of the Corporation to indemnify any of its officers, employees or agents to the extent consistent with applicable law.

                                   ARTICLE XI

                                    AMENDMENT

      All By-Laws of the Corporation shall be subject to alteration, amendment, or repeal, and new By-Laws not inconsistent with any provision of the Articles of Incorporation of the Corporation may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration, amendment, or repeal of the proposed By-Laws is included in or accompanies the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a regular or special meeting of the Board of Directors, provided that the notice of any such special meeting indicates that the By-Laws are to be altered, amended, repealed, or that new By-Laws are to be adopted.

                                   ARTICLE XII

                 COMPLIANCE WITH INVESTMENT COMPANY ACT OF 1940

      Investment Company Act of 1940. No provision of the By-Laws of the Corporation shall be given effect to the extent inconsistent with the requirements of the Investment Company Act of 1940, as amended.